UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2022

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-40432	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 387-3562
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TUEM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2022, Jennifer N. Robinson, Executive Vice President, Chief Financial Officer of Tuesday Morning Corporation (the “Company”), notified the Board of her intent to resign her employment and to seek other employment effective August 12, 2022. Ms. Robinson will be working with the Company on a transition plan prior to her departure. Effective August 15, 2022, Marc D. Katz, the Company’s Executive Vice President, Principal and Chief Operating Officer, will assume the title of Interim Chief Financial Officer. For further information about Mr. Katz, please see the information under “Executive Officers” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 5, 2021.

In addition, on July 28, 2022, the Company appointed Odette Benico as Vice President, Principal Accounting Officer. Ms. Benico joined the Company in February 2022 as Financial Reporting Manager and was appointed Vice President and Controller in July 2022. Ms. Benico is a certified public accountant, and prior to joining the Company, served as an audit director at BDO USA LLP from November 2012 through February 2022.

Item 7.01 Regulation FD Disclosure.

On July 29, 2022, the Company, issued a press release announcing the appointment of Mr. Katz as Interim Chief Financial Officer. The press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date July 29, 2022	By:	/s/ Jennyfer R. Gray
Jennyfer R. Gray
Vice President, Interim General Counsel and Corporate Secretary

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